UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 23, 2007

TERABEAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-29053	04-2751645
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

2115 O’Nel Drive, San Jose, CA	95131
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	(408) 731-2700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 23, 2007, Terabeam, Inc., pursuant to resolutions of its Board of Directors, adopted an amendment to Section 5.1 and Section 5.2 of Article V of its By-laws to expressly permit uncertificated, book-entry shares, pursuant to new regulations of the Nasdaq Stock Market.  The By-law amendment became effective immediately upon adoption of the resolutions.  A copy of the By-law amendment is attached hereto as Exhibit 3.1.

Item 8.01  Other Events.

At the annual meeting of stockholders of Terabeam, Inc. held on May 23, 2007, each of the following individuals was elected as a director of the company:

Daniel A. Saginario
Robert E. Fitzgerald
John W. Gerdelman
Alan B. Howe
Pankaj Manglik
Robert A. Wiedemer

 Item 9.01  Financial Statements and Exhibits.

(c)	Exhibits

See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERABEAM, INC.

Dated: May 29, 2006	By:	/s/ David L. Renauld
David L. Renauld Vice President

EXHIBIT INDEX

Number	Title

3.1	Amendment 1 to By-laws of Terabeam, Inc.

2